Exhibit 10.4

SECURITIES CONTROL AGREEMENT

This SECURITIES CONTROL AGREEMENT (this “Agreement”) is made and entered into as of July 22, 2014, by and among KLEANGAS ENERGY TECHNOLOGIES, INC., a Delaware corporation (“Pledgor”), and JERRY HANSEN, an individual residing in the State of Utah (“Jerry Hansen”), TRACY JOHNSON, an individual residing in the State of Utah (“Tracy Johnson”), and the PI FUND, a donor advised fund (collectively herein, severally and not jointly “Secured Party”), and FIBER RECOVERY, INC., a Wisconsin corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in that certain Security Agreement of even date herewith, entered into by Pledgor and Secured Party and the Company. (the “Security Agreement”). Pledgor, Secured Party and the Company are referred to collectively herein as the “Parties” and sometimes individually as a “Party.” All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of Utah.

1.      Registered Ownership of Shares. The Company hereby confirms and agrees that, as of the date hereof, the Pledgor is the registered owner of 5,000,244 plus an additional 833,333 shares of the Company’s common stock (the “Pledged Shares”). The Company agrees not to change the registered owner of the Pledged Shares without the prior written consent of Secured Party.

2.      Instructions. If at any time the Company shall receive instructions originated by Jerry Hansen relating to the Pledged Shares, the Company shall comply with such instructions without further consent by Pledgor or any other Person.

3.      Additional Representations and Warranties of the Company. The Company hereby represents and warrants to Secured Party that:

(a)    the Company has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than this Agreement) with any Person relating to the Pledged Shares pursuant to which the Company agrees or will agree to comply with instructions issued by any Person (other than Jerry Hansen).

(b)   the Company has not entered into, and until termination of this Agreement will not enter into, any agreement (other than this Agreement) with the Pledgor or any other party purporting to limit or condition the obligation of the Company to comply with Instructions as set forth in Section 2 hereof.

(c)    except for the claims and interest of Secured Party and Pledgor in the Pledged Shares, the Company does not know of any claim to, or interest in, the Pledged Shares.

(d)   if any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Company will promptly notify Secured Party and the Pledgor thereof.

(e)    this Agreement is the valid and legally binding obligation of the Company.

4.      Choice of Law. This Agreement shall be governed by the laws of the State of Utah, without reference to its conflicts of laws principles.

5.      Conflict with Other Agreements. In the event of any conflict between the terms of this Agreement (or any portion thereof) and the terms of any other agreement, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

6.      Voting Rights. Until such time as Secured Party shall otherwise instruct the Company in writing, the Pledgor shall have the right to vote the Pledged Shares.

7.      Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or heirs and personal representatives who obtain such rights solely by operation of law. Secured Party may assign its rights hereunder only with the express written consent of the Company and by sending written notice of such assignment to the Pledgor.

8.      Indemnification of Company. The Pledgor and Secured Party hereby agree that (a) the Company is released from any and all liabilities to the Pledgor and Secured Party arising from the terms of this Agreement and the compliance by the Company with the terms hereof, except to the extent that such liabilities arise from the Company’s negligence, and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Company from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance by the Company with the terms hereof, except to the extent that such arises from the Company’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same until the termination of this Agreement.

9.      Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given (a) when delivered in person, (b) when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received, or (c) two (2) Business Days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

If to Jerry Hansen or Tracy Johnson, to:

Jerry Hansen and Tracy Johnson

9710 South 700 East

Sandy, Utah 84070

Telephone (801) 572-7800

With a copy, which shall not constitute notice, to:

Mark E. Rinehart

Attorney at Law

Callister Nebeker & McCullough

Parkview Plaza One

Suite 600

2180 South 1300 East

Salt Lake City, Utah 84106

Telephone: 801-530-7300

Cell: 801-898-3116

Fax: 801-746-8607

If to the PI Fund, to:

Greg C. Zaugg

Attorney at Law

Callister Nebeker & McCullough

Parkview Plaza One

Suite 600

2180 South 1300 East

Salt Lake City, Utah 84106

Telephone: 801-530-7300

Cell: 801-898-3116

Fax: 801-746-8607

If to the Buyer, to:	Bo Linton c/o
Kleangas Energy Technologies, Inc.
3001 N. Rocky Pt. RD. Suite 200
Tampa, Florida, 33771

Any party may change its address for notices in the manner set forth above.

10.  Termination. The obligations of the Company to Secured Party pursuant to this Agreement shall continue in effect until the security interests of Secured Party in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and Secured Party has notified the Company of such termination in writing. Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Company upon the request of the Pledgor on or after the termination of Secured Party’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Pledged Shares or alter the obligations of the Company to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

11.  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY

COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). EACH PARTY HERETO ACKNOWLEDGES THAT (A) THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, (B) IT HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND (C) IT WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12.  Counterparts. This Agreement may be executed in multiple counterparts (any of which may be delivered by facsimile signature), each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement on the dates set forth below, to be effective as of the Effective Date.

Date:
JERRY HANSEN, an individual residing in the State of Utah

Date:
TRACY JOHNSON, an individual residing in the State of Utah

THE PI FUND

Date:	By:
Name:
Title:

KLEANGAS ENERGY TECHNOLOGIES, INC., a Delaware corporation

Date:	By:
Name:
Title:

FIBER RECOVERY, INC., a Wisconsin corporation

Date:	By:
Name:
Title:

EXHIBIT A

[Letterhead of Secured Party]

[Date]

[Name and Address of Company]

__________________________

__________________________

Attention:__________________

Re: Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement, by and among you, [PLEDGOR] and the undersigned (the “Control Agreement”) is terminated and you have no further obligations to the undersigned pursuant to the Control Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Control Agreement) from [PLEDGOR]. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares; provided, however, nothing contained in this notice shall alter any obligations which you may otherwise owe to [PLEDGOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [PLEDGOR].

Very truly yours,